                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:
              End of Period Collection Account Balance as of Prior Payment Date:                                      661,051.40
              Available Funds:
                   Contract Payments due and received in this period                                                3,493,331.05
                   Contract Payments due in prior period(s) and received in this
                     period                                                                                           196,687.08
                   Contract Payments received in this period for next period                                          213,632.04
                   Sales, Use and Property Tax payments received                                                       44,549.47
                   Prepayment Amounts related to early termination in this period                                   1,153,734.91
                   Servicer Advance                                                                                   396,616.04
                   Proceeds received from recoveries on previously Defaulted
                     Contracts                                                                                              0.00
                   Transfer from Reserve Account                                                                        4,812.92
                   Interest earned on Collection Account                                                                7,801.14
                   Interest earned on Affiliated Account                                                                  419.08
                   Proceeds from repurchase of Contracts per Contribution and
                     Servicing Agreement Section 5.03                                                                       0.00
                   Amounts paid per Contribution and Servicing Agreement Section
                     7.01 (Substituted contract Less Than Predecessor contract)                                             0.00
                   Amounts paid under insurance policies                                                                    0.00
                   Maintenance, Late Charges and any other amounts                                                     98,874.11

                                                                                                                 ---------------
              Total Available Funds                                                                                 6,271,509.24
              Less: Amounts to be Retained in Collection Account                                                      699,638.36
                                                                                                                 ---------------
              AMOUNT TO BE DISTRIBUTED                                                                              5,571,870.88
                                                                                                                 ===============


              DISTRIBUTION OF FUNDS:
                   1.  To Trustee -  Fees                                                                                   0.00
                   2.  To Servicer, any unreimbursed Nonrecoverable Advances or
                         Servicer Advances                                                                            196,687.08
                   3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                          a) Class A1 Principal and Interest                                                                0.00
                          a) Class A2 Principal (distributed after A1 Note
                               matures) and Interest                                                                        0.00
                          a) Class A3 Principal (distributed after A2 Note
                               matures) and Interest                                                                4,085,526.22
                          a) Class A4 Principal (distributed after A3 Note
                               matures) and Interest                                                                  219,862.50
                          a) Class A5 Principal (distributed after A4 Note
                               matures) and Interest                                                                  234,054.84
                          b) Class B Principal and Interest                                                            77,397.34
                          c) Class C Principal and Interest                                                           155,601.77
                          d) Class D Principal and Interest                                                           104,744.99
                          e) Class E Principal and Interest                                                           136,392.30

                   4.  To Reserve Account for Requirement per Indenture Agreement
                         Section 3.08                                                                                       0.00
                   5.  To Issuer - Residual  Principal and Interest and Reserve
                         Account Distribution
                          a) Residual Interest (Provided no Restricting or
                               Amortization Event in effect)                                                           26,782.40
                          b) Residual Principal (Provided no Restricting or
                               Amortization Event in effect)                                                          137,620.19
                          c)  Reserve Account Distribution (Provided no Restricting
                               or Amortization Event in effect)                                                         4,812.92
                   6.  To Servicer, Tax, Maintenance, Late Charges and Bank
                         Interest Earned and Any Other Amounts                                                        151,643.80
                   7.  To Servicer, Servicing Fee and other Servicing Compensations                                    40,744.53
                                                                                                                 ---------------
              TOTAL FUNDS DISTRIBUTED                                                                               5,571,870.88
                                                                                                                 ===============

                                                                                                                 ---------------
              End of Period Collection Account Balance {Includes Payments in
                Advance & Restricting Event Funds (if any)}                                                           699,638.36
                                                                                                                 ===============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,511,821.93
               - Add Investment Earnings                                                                                4,812.92
               - Add Transfer from Certificate Account (To Satisfy Reserve Account
                   Requirement)                                                                                             0.00
               - Less Distribution to Certificate Account                                                               4,812.92
                                                                                                                 ---------------
End of period balance                                                                                              $2,511,821.93
                                                                                                                 ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,511,821.93
                                                                                                                 ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                                   Pool A                                                        77,100,768.58
                                   Pool B                                                        18,506,984.92
                                                                                             ------------------
                                                                                                                  95,607,753.50
Class A Overdue Interest, if any                                                                          0.00
Class A Monthly Interest - Pool A                                                                   416,482.52
Class A Monthly Interest - Pool B                                                                    99,970.93

Class A Overdue Principal, if any                                                                         0.00
Class A Monthly Principal - Pool A                                                                3,183,406.21
Class A Monthly Principal - Pool B                                                                  839,583.90
                                                                                             ------------------
                                                                                                                   4,022,990.11
Ending Principal Balance of the Class A Notes
                                   Pool A                                                        73,917,362.37
                                   Pool B                                                        17,667,401.02
                                                                                             ------------------
                                                                                                                 --------------
                                                                                                                  91,584,763.39
                                                                                                                 ==============
-------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $221,020,000      Original Face $221,020,000     Balance Factor
      $ 2.336682                     $ 18.201928                  41.437319%
-------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                                   Class A1                                                               0.00
                                   Class A2                                                               0.00
                                   Class A3                                                      11,987,753.50
                                   Class A4                                                      41,000,000.00
                                   Class A5                                                      42,620,000.00
                                                                                             ------------------

Class A Monthly Interest                                                                                          95,607,753.50
                                   Class A1 (Actual Number Days/360)                                      0.00
                                   Class A2                                                               0.00
                                   Class A3                                                          62,536.11
                                   Class A4                                                         219,862.50
                                   Class A5                                                         234,054.84
                                                                                             ------------------

Class A Monthly Principal
                                   Class A1                                                               0.00
                                   Class A2                                                               0.00
                                   Class A3                                                       4,022,990.11
                                   Class A4                                                               0.00
                                   Class A5                                                               0.00
                                                                                             ------------------
                                                                                                                   4,022,990.11
Ending Principal Balance of the Class A Notes
                                   Class A1                                                               0.00
                                   Class A2                                                               0.00
                                   Class A3                                                       7,964,763.39
                                   Class A4                                                      41,000,000.00
                                   Class A5                                                      42,620,000.00
                                                                                             ------------------
                                                                                                                 --------------
                                                                                                                  91,584,763.39
                                                                                                                 ==============
Class A3
-------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $62,400,000    Original Face $62,400,000        Balance Factor
     $ 1.00218                      $ 64.470995                 12.764044%
-------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class B Notes
                                                        Pool A                                  1,314,515.51
                                                        Pool B                                    315,532.78
                                                                                             ----------------
                                                                                                                    1,630,048.29

              Class B Overdue Interest, if any                                                          0.00
              Class B Monthly Interest - Pool A                                                     7,109.34
              Class B Monthly Interest - Pool B                                                     1,706.51
              Class B Overdue Principal, if any                                                         0.00
              Class B Monthly Principal - Pool A                                                   54,268.77
              Class B Monthly Principal - Pool B                                                   14,312.72
                                                                                             ----------------
                                                                                                                       68,581.49
              Ending Principal Balance of the Class B Notes
                                                        Pool A                                  1,260,246.74
                                                        Pool B                                    301,220.06
                                                                                             ----------------
                                                                                                                 ----------------
                                                                                                                    1,561,466.80
                                                                                                                 ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $3,768,000     Original Face $3,768,000         Balance Factor
      $ 2.339663                  $ 18.201032                    41.440202%
--------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
              Beginning Principal Balance of the Class C Notes
                                                        Pool A                                  2,629,831.82
                                                        Pool B                                    631,264.81
                                                                                             ----------------
                                                                                                                    3,261,096.63

              Class C Overdue Interest, if any                                                          0.00
              Class C Monthly Interest - Pool A                                                    14,869.51
              Class C Monthly Interest - Pool B                                                     3,569.28
              Class C Overdue Principal, if any                                                         0.00
              Class C Monthly Principal - Pool A                                                  108,537.55
              Class C Monthly Principal - Pool B                                                   28,625.43
                                                                                             ----------------
                                                                                                                      137,162.98
              Ending Principal Balance of the Class C Notes
                                                        Pool A                                  2,521,294.27
                                                        Pool B                                    602,639.38
                                                                                             ----------------
                                                                                                                 ----------------
                                                                                                                    3,123,933.65
                                                                                                                 ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $7,537,000     Original Face $7,537,000        Balance Factor
      $ 2.446436                    $ 18.198617                 41.447972%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class D Notes
                                                        Pool A                                  1,752,687.39
                                                        Pool B                                    420,710.33
                                                                                             ----------------
                                                                                                                    2,173,397.72

              Class D Overdue Interest, if any                                                          0.00
              Class D Monthly Interest - Pool A                                                    10,727.91
              Class D Monthly Interest - Pool B                                                     2,575.10
              Class D Overdue Principal, if any                                                         0.00
              Class D Monthly Principal - Pool A                                                   72,358.36
              Class D Monthly Principal - Pool B                                                   19,083.62
                                                                                             ----------------
                                                                                                                       91,441.98
              Ending Principal Balance of the Class D Notes
                                                        Pool A                                  1,680,329.03
                                                        Pool B                                    401,626.71
                                                                                             ----------------
                                                                                                                 ----------------
                                                                                                                    2,081,955.74
                                                                                                                 ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $5,024,000     Original Face $5,024,000         Balance Factor
      $ 2.647892                   $ 18.201031                  41.440202%
--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
              Beginning Principal Balance of the Class E Notes
                                                        Pool A                                  2,192,460.71
                                                        Pool B                                    526,286.47
                                                                                             ----------------
                                                                                                                    2,718,747.18

              Class E Overdue Interest, if any                                                          0.00
              Class E Monthly Interest - Pool A                                                    17,813.74
              Class E Monthly Interest - Pool B                                                     4,276.08
              Class E Overdue Principal, if any                                                         0.00
              Class E Monthly Principal - Pool A                                                   90,447.95
              Class E Monthly Principal - Pool B                                                   23,854.53
                                                                                             ----------------
                                                                                                                      114,302.48
              Ending Principal Balance of the Class E Notes
                                                        Pool A                                  2,102,012.76
                                                        Pool B                                    502,431.94
                                                                                             ----------------
                                                                                                                 ----------------
                                                                                                                    2,604,444.70
                                                                                                                 ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
Original Face $6,282,000     Original Face $6,282,000          Balance Factor
       $ 3.516367                    $ 18.195237                 41.458846%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

              Beginning Residual Principal Balance
                                                        Pool A                                2,629,845.61
                                                        Pool B                                  631,191.22
                                                                                             --------------
                                                                                                                    3,261,036.83

              Residual Interest - Pool A                                                         21,599.31
              Residual Interest - Pool B                                                          5,183.09
              Residual Principal - Pool A                                                       108,899.34
              Residual Principal - Pool B                                                        28,720.85
                                                                                             --------------
                                                                                                                      137,620.19
              Ending Residual Principal Balance
                                                        Pool A                                2,520,946.27
                                                        Pool B                                  602,470.37
                                                                                             --------------
                                                                                                                 ----------------
                                                                                                                    3,123,416.64
                                                                                                                 ================


X.   PAYMENT TO SERVICER

               - Collection period Servicer Fee                                                                        40,744.53
               - Servicer Advances reimbursement                                                                      196,687.08
               - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      151,643.80
                                                                                                                 ----------------
              Total amounts due to Servicer                                                                           389,075.41
                                                                                                                 ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
           at the beginning of the related Collection Period                                                         87,620,109.65

        Aggregate Discounted Contract Balance of Additional Contracts acquired
           during Collection Period                                                                                           0.00

        Decline in Aggregate Discounted Contract Balance                                                              3,617,918.18
                                                                                                                 -----------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
           at the ending of the related Collection Period                                                            84,002,191.47
                                                                                                                 =================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                      2,627,599.91

            - Principal portion of Prepayment Amounts                                              990,318.27

            - Principal portion of Contracts repurchased under Indenture Agreement
                   Section 4.02                                                                          0.00

            - Aggregate Discounted Contract Balance of Contracts that have become
                   Defaulted Contracts during the Collection Period                                      0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                     0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                              0.00

                                                                                             -----------------
                              Total Decline in Aggregate Discounted Contract Balance             3,617,918.18
                                                                                             =================


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                21,031,970.58

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                                954,181.05

                                                                                                                 ------------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                   20,077,789.53
                                                                                                                 ==================

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                        795,535.33

            - Principal portion of Prepayment Amounts                                              158,645.72

            - Principal portion of Contracts repurchased under Indenture Agreement
                   Section 4.02                                                                          0.00

            - Aggregate Discounted Contract Balance of Contracts that have become
                   Defaulted Contracts during the Collection Period                                      0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                     0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                              0.00

                                                                                             -----------------
                              Total Decline in Aggregate Discounted Contract Balance               954,181.05
                                                                                             =================

                                                                                                                 ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  104,079,981.00
                                                                                                                 ================

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

           POOL A                                                                                                  Predecessor
                                                                                Discounted          Predecessor    Discounted
           Lease #                       Lessee Name                            Present Value       Lease #        Present Value
           -----------------------------------------------------                ------------------  -----------    -----------------
           2199-001                      Regional Radiology, LLC                    $1,112,975.58   1881-001          $2,435,321.88
           1231-041                      Radnet Management, Inc.                      $953,502.31
           1560-013                      Drew Medical inc                             $342,866.78
                                         Cash                                          $25,977.21








                                                                                ------------------                 -----------------
                                                                         Totals:    $2,435,321.88                     $2,435,321.88

           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $2,435,321.88
           b) ADCB OF POOL A AT CLOSING DATE                                                                        $201,135,070.09
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES            NO    X
                                                                                                      --------       -------

           POOL B                                                                                                  Predecessor
                                                                                Discounted          Predecessor    Discounted
           Lease #                       Lessee Name                            Present Value       Lease #        Present Value
           -----------------------------------------------------                ------------------  -----------    ----------------
                                         NONE









                                                                                -----------------                   ---------------
                                                                         Totals:            $0.00                            $0.00


           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
           b) ADCB OF POOL B AT CLOSING DATE                                                                        $50,047,123.17
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
              APPROVES)                                                                                                       0.00%

        *  ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
           SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN
           FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES            NO    X
                                                                                                      --------       -------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

                  POOL A - NON-PERFORMING                                                                            Predecessor
                                                                                Discounted          Predecessor      Discounted
                  Lease #       Lessee Name                                     Present Value       Lease #          Present Value
                  -------------------------------------------                   -----------------   --------------   ---------------
                  408-502       Western Kentucky Diagnostic                          $495,646.95    277-103            $2,561,363.27
                  1042-501      Pinnacle Imaging, Inc.                             $1,631,421.93    1513-002             $953,250.10
                  2375-001      Tuscarawas Ambulatory                              $1,286,730.05    1725-002             $588,254.35
                  1097-506      Advanced Healthcare Resources                        $675,567.93
                                Cash                                                  $13,500.87
                  2545-002      Presgar L.C.                                         $964,543.83    2205-001           $3,763,600.22
                  2907-001      Laser  Vision Centers, Inc.                          $472,557.70
                  2000667-2     Hartford Hospital, Inc.                              $190,558.39
                  2004051-2     Health Care Solutions                                $695,143.77
                  2004051-3     Health Care Solutions                                $993,964.93
                  2004887-1     BBC Healthcare International, L.L.C.                 $212,022.60
                  2005804-1     Otsego Memorial Hospital                             $236,366.53

                                                                                -----------------                    ---------------
                                                                         Totals:   $7,868,025.48                       $7,866,467.94

                  a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       7,866,467.94
                  b) ADCB OF POOL A AT CLOSING DATE                                                                  $201,135,070.09
                  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) Greater Than (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES               NO     X
                                                                                                   --------------    --------

                  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                      Predecessor
                                                                               Discounted           Predecessor      Discounted
                  Lease #      Lessee Name                                     Present Value        Lease #          Present Value
                  ------------------------------------------                   -----------------    --------------   ---------------
                  1528-003     U.S. Neurosurgical, Inc.                             $642,004.10     960-501               $82,012.38
                  2826-003     Newark Health Imaging, L.L.C.                        $205,317.69     960-502               $28,390.17
                  2906-001     Laser Vision Centers, Inc.                           $496,511.61     1043-501             $641,289.38
                               Cash                                                   $3,932.26     1043-502             $596,073.73






                                                                               -----------------                    ----------------
                                                                        Totals:   $1,347,765.66                       $1,347,765.66

                  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                        $1,347,765.66
                  b) ADCB OF POOL B AT CLOSING DATE                                                                  $50,047,123.17
                * c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             2.69%

                  ANY CONTRACT DELINQUENT Greater Than 60 DAYS OR HAS DEFAULTED
                  (Less Than 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
                  BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) Greater Than (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES              NO     X
                                                                                                   --------------   --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 13, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT Greater Than 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
     This Month                                        508,734.00             This Month                           104,079,981.00
     1 Month Prior                                     997,539.78             1 Month Prior                        108,652,080.23
     2 Months Prior                                  1,647,477.52             2 Months Prior                       113,351,709.30

     Total                                           3,153,751.30             Total                                326,083,770.53

     A) 3 MONTH AVERAGE                              1,051,250.43             B) 3 MONTH AVERAGE                   108,694,590.18

     c) a/b                                                 0.97%

2.   Does a Delinquency Condition Exist (1c Greater Than 6% )?
                                                                                       Yes                        No         X
                                                                                           ---------------------      --------------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                             Yes                        No         X
                                                                                           ---------------------      --------------
     B. An Indenture Event of Default has occurred and is then continuing?             Yes                        No         X
                                                                                           ---------------------      --------------

4.   Has a Servicer Event of Default occurred?                                         Yes                        No         X
                                                                                           ---------------------      --------------


5.   Amortization Event Check

     A. Is 1c  Greater Than 8% ?                                                       Yes                        No         X
                                                                                           ---------------------      --------------
     B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                          Yes                        No         X
                                                                                           ---------------------      --------------
     C. As of any Determination date, the sum of all defaulted contracts since
          the Closing date exceeds 6% of the ADCB on the Closing Date?                 Yes                        No         X
                                                                                           ---------------------      --------------
6.   Aggregate Discounted Contract Balance at Closing Date                         Balance  $ 251,182,193.26
                                                                                           ---------------------
     DELINQUENT LEASE SUMMARY

         Days Past Due      Current Pool Balance     # Leases
         -------------      --------------------     --------
               31 - 60              4,401,606.77           27
               61 - 90                938,097.07            8
              91 - 180                508,734.00            4

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization